UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2005

BEVERLY HILLS BANCORP INC.

DELAWARE	0-21845	93-1223879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23901 Calabasas Road, Suite 1050 Calabasas, CA	91302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 223-8084

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Appointment of Principal Officer.

On February 24, 2005, Beverly Hills Bancorp Inc. (“BHBC” or the “Company”) appointed Takeo K. Sasaki as Chief Financial Officer, effective immediately. Joseph W. Kiley III, the Company’s former Chief Financial Officer, will continue to serve as President and Chief Executive Officer of both BHBC and its banking subsidiary, First Bank of Beverly Hills, F.S.B. (“FBBH” or the “Bank”).

Mr. Sasaki, 36, has been the Bank’s Senior Vice President and Chief Financial Officer since February 2003. Previously, from July 2001 to February 2003, he was the Bank’s Vice President and Controller. Prior to joining FBBH, Mr. Sasaki was First Vice President and Controller for Prime Bank in Los Angeles, California from January 1998 to March 2001.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits. 99.1	Press release dated February 25, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2005	BEVERLY HILLS BANCORP INC.
Registrant

/s/ Joseph W. Kiley III
Joseph W. Kiley III CHIEF EXECUTIVE OFFICER

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 25, 2005